================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 1997

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                     0-24068                   76-0190827
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                             2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

================================================================================

ITEM 5.  OTHER EVENTS

     On July 8, 1997, Consolidated Graphics, Inc. (the "Company") announced that it has signed a nonbinding letter of intent to acquire Austin Printing Company, Inc. in Atlanta, Georgia. A copy of the press release is attached hereto as Exhibit 99.1.

     On July 9, 1997, the Company announced that it has signed a nonbinding letter of intent to acquire The Walnut Circle Press, Inc. in Greensboro, North Carolina. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  EXHIBITS

     The following exhibits are filed herewith:

          99.1 Press release of Consolidated Graphics, Inc. dated July 8, 1997, with respect to the Company's announcement that it has signed a nonbinding letter of intent to acquire Austin Printing Company, Inc. in Atlanta, Georgia.

          99.2 Press release of Consolidated Graphics, Inc. dated July 9, 1997, with respect to the Company's announcement that it has signed a nonbinding letter of intent to acquire The Walnut Circle Press, Inc. in Greensboro, North Carolina.

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        CONSOLIDATED GRAPHICS, INC.
                                                (Registrant)

                               By: /s/G. CHRISTOPHER COLVILLE
                                      G. Christopher Colville
                                      VICE PRESIDENT -- MERGERS AND ACQUISITIONS
                                      CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date:  July 9, 1997

                                        2